===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: MARCH 19, 1999                COMMISSION FILE NUMBER: 000-21363

                                 ---------------

                        EDUCATION MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)


                  PENNSYLVANIA                             25-1119571
        (State or other jurisdiction of                 (I.R.S. Employer
         incorporation or organization)                Identification No.)

        300 SIXTH AVENUE, PITTSBURGH, PA                     15222
    (Address of principal executive offices)               (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (412) 562-0900






                                PAGE 1 OF 6 PAGES
                         Exhibit Index appears on page 4



===============================================================================

2


ITEM 5 - OTHER EVENTS

              On March 15, 1999, Education Management Corporation, a Pennsylvania Corporation (the "Company"), announced the promotions of Robert P. Gioella, to President and Chief Operating Officer and David
         J. Pauldine, to Executive Vice President. A copy of the press release announcing the promotions is attached hereto as Exhibit 99.2 and is hereby incorporated herein by reference.

              Information provided on the Company's Year 2000 issues contained in the Company's Annual Reports on Form 10-K for the fiscal years ended June 30, 1997 and 1998, and Quarterly Reports on Form 10-Q for the periods ended September 30, 1998 and December 31, 1998 are hereby incorporated by reference herein and designated as "Year 2000 Readiness Disclosures," as defined in Section 3(9) of the Year 2000 Information and Readiness Disclosure Act (Public Law 105-217), as enacted on October 19, 1998. These Year 2000 Readiness Disclosures have been or may in the future be superseded by the Company's then-most current disclosure regarding Year 2000 issues. As of the date hereof, the Company's most current disclosure regarding Year 2000 issues is included in the Company's Quarterly Report on Form 10-Q for the period ended December 31, 1998.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

           (a)    Financial Statements of Businesses Acquired

                  Not applicable

           (b)    Pro Forma Financial Information

                  Not applicable

           (c)    Exhibits

                  Exhibit 99.2 Press Release dated March 15, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EDUCATION MANAGEMENT CORPORATION
                                            (Registrant)

Date: March 19, 1999



                                            /s/ Robert T.  McDowell
                                            ---------------------------
                                            Robert T.  McDowell
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

        EXHIBIT NO.                          DESCRIPTION
        -----------                          -----------
        99.2                                 Press Release dated March 15, 1999